Exhibit 10.30

SECURITIES PURCHASE AGREEMENT

PLEASE READ THE FOLLOWING LEGENDS CAREFULLY:

SUMMER ENERGY HOLDINGS, INC. (THE “COMPANY”) IS OFFERING TO SELL SECURITIES (COLLECTIVELY THE “SECURITIES”), INCLUDING (I) 100,000 UNITS AT A PRICE OF $1.00 PER UNIT, WITH EACH UNIT CONSISTING OF (A) ONE SHARE OF THE COMPANY’S COMMON STOCK, AND (B) A WARRANT TO PURCHASE ONE SHARE OF THE COMPANY’S COMMON STOCK, AND (II) A PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF $100,000 AND A WARRANT TO PURCHASE 100,000 SHARES OF COMMON STOCK.  THE SECURITIES BEING OFFERED FOR SALE PURSUANT TO THIS AGREEMENT INVOLVE A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD BE CONSIDERED EXTREMELY SPECULATIVE.  THEY SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE POSSIBILITY OF THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS AGREEMENT INVOLVES SUBSTANTIAL RISK, INCLUDING, BUT NOT LIMITED TO, RISKS ARISING FROM THE COMPANY’S LACK OF OPERATING HISTORY, FINANCIAL ASSETS AND REVENUES, COMPETITION, LACK OF DIVERSIFICATION, AND THE ABSENCE OF A MARKET FOR AND RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES AND THE SECURITIES UNDERLYING SAID SECURITIES.

THIS AGREEMENT OF THE COMPANY IS OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND APPLICABLE STATE SECURITIES COMMISSIONS. HOWEVER, THE SECURITIES AND EXCHANGE COMMISSION AND SUCH STATE COMMISSIONS HAVE NOT MADE AN INDEPENDENT DETERMINATION THAT THE SECURITIES OFFERED HEREBY ARE EXEMPT FROM REGISTRATION.  IN ADDITION, THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY SUCH STATE SECURITIES COMMISSION, NOR HAVE ANY SUCH AGENCIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS AGREEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM ANY OF OUR MANAGEMENT, AGENTS, REPRESENTATIVES OR EMPLOYEES, AS INVESTMENT, LEGAL, TAX, OR ACCOUNTING ADVICE.  THE PURCHASER OF THE SECURITIES SHOULD CONSULT ITS OWN ATTORNEY, ACCOUNTANT AND OTHER PROFESSIONAL ADVISORS AS TO LEGAL, TAX, ACCOUNTING AND OTHER RELATED MATTERS CONCERNING THE PURCHASE OF THE SECURITIES.

ANY REPRODUCTION OR DISTRIBUTION OF THIS AGREEMENT, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, WITHOUT OUR PRIOR WRITTEN CONSENT, IS STRICTLY PROHIBITED.

THE SECURITIES OFFERED FOR SALE UNDER THIS AGREEMENT ARE OFFERED SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION OF THE OFFERING WITHOUT PRIOR NOTICE TO THE PURCHASER PURSUANT TO THE TERMS OF THIS AGREEMENT; AND TO CERTAIN OTHER CONDITIONS SPECIFIED HEREIN. THE COMPANY RESERVES THE RIGHT TO ACCEPT OR REJECT ANY AGREEMENT, IN WHOLE OR IN PART, FOR ANY REASON OR NO REASON.

THE SECURITIES OFFERED UNDER THIS AGREEMENT MAY BE SUBSCRIBED FOR AND PURCHASED ONLY IF A POTENTIAL INVESTOR IS AN ACCREDITED INVESTOR, AS THAT TERM IS DEFINED IN THE GENERAL RULES AND REGULATIONS PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED.

THE COMMON STOCK AND WARRANTS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, THE APPLICABLE STATE SECURITIES LAWS AND THE APPLICABLE LAWS OF ANY OTHER RELEVANT JURISDICTION PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF A PURCHASE OF THE COMMON STOCK AND WARRANTS COMPRISING THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME. THERE WILL BE NO PUBLIC MARKET FOR THE COMMON STOCK AND WARRANTS, AND, EXCEPT AS SET FORTH IN THE AGREEMENT, THERE IS NO OBLIGATION ON THE PART OF ANY PERSON TO REGISTER THE COMMON STOCK AND WARRANTS UNDER THE SECURITIES ACT, ANY STATE SECURITIES LAWS OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. INVESTMENT IN THE COMMON STOCK AND WARRANTS INVOLVES CERTAIN SIGNIFICANT INVESTMENT RISKS, INCLUDING RISKS OF LOSS OF CAPITAL OR ENTIRE INVESTMENT.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE SECURITIES IN ANY STATE WHERE IT WOULD BE UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION AND DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION TO ANY MEMBER OF THE GENERAL PUBLIC.  THIS AGREEMENT CONSTITUTES AN OFFER ONLY TO THE PERSON OR ENTITY NAMED A PARTY HERETO, AND WHOSE SIGNATURE IS REQUIRED BELOW, AND ONLY IF IT IS SIGNED ON BEHALF OF THE COMPANY.  ANY DISTRIBUTION OF THIS AGREEMENT TO ANY PERSON OR ENTITY OTHER THAN THE PERSON OR ENTITY NAMED BELOW IS UNAUTHORIZED.

IN MAKING AN INVESTMENT DECISION, THE POTENTIAL INVESTOR MUST RELY ON ITS OWN EXAMINATION OF THE SECURITIES AND THE COMPANY, AS WELL AS THE TERMS OF THIS AGREEMENT AND THE COMPANY’S OTHER GOVERNING DOCUMENTS.

THIS AGREEMENT CONTAINS PROPRIETARY AND CONFIDENTIAL INFORMATION OF SUMMER ENERGY HOLDINGS, INC.; BY ACCEPTING DELIVERY OF THIS AGREEMENT THE PURCHASER AGREES NOT TO DISCLOSE ANY INFORMATION CONTAINED HEREIN EXCEPT TO HIS OR ITS LEGAL COUNSEL AND OTHER PROFESSIONAL ADVISORS IN CONNECTION WITH AN EVALUATION OF THE ADVISABILITY OF INVESTING IN THE COMPANY PURSUANT TO THE TERMS OF THIS AGREEMENT.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (“Agreement”) is made effective as of the ____ day of ____________, 2015, by and among Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), and the undersigned investor (the “Investor”).

RECITALS

WHEREAS, the Investor wishes to purchase from the Company, and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, one hundred thousand (100,000) units (each a “Unit” and collectively the “Units”), with each Unit consisting of the following (i) one (1) share of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), and (ii) a warrant (the “Unit Warrant”) to purchase one (1) share of the Company’s Common Stock at an exercise price of $1.50 per share in the form attached hereto as Exhibit A; and

WHEREAS, subject to the terms and conditions of this Agreement, the Investor also agrees to make a loan (the “Loan”) to the Company in the principal amount of One Hundred Thousand Dollars ($100,000), which Loan will be evidenced by an unsecured promissory note (the “Note”) of the Company executed concurrently herewith in the form attached hereto as Exhibit B.  As additional consideration for the Loan, the Company will issue a warrant (the “Loan Warrant”; and, together with the Unit Warrant, the “Warrant”) to purchase 100,000 shares of the Company’s Common Stock at an exercise price of $1.50 (the shares of Common Stock issuable upon exercise of the Warrant are referred to herein as the “Warrant Shares”).  The Units, the Common Stock, the Warrant, the Warrant Shares and the Note are collectively referred to herein as the “Securities”; and

WHEREAS, contemporaneous with the execution of this Agreement, the parties hereto will execute and deliver a Registration Rights Agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain piggyback registration rights under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws (the Warrant, the Note and the Registration Rights Agreement are collectively referred to herein as the “Transaction Documents”).

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Purchase of Units; Loan.  Subject to the terms and conditions of this Agreement, Investor hereby agrees to purchase, and the Company hereby agrees to sell and issue to the Investor, one hundred thousand (100,000) Units at a price of $1.00 per Unit, for an aggregate purchase price of $100,000 (the “Unit Purchase Price”). In addition, the Investor shall loan $100,000 to the Company (the “Loan Amount,” and, together with the Unit Purchase Price, the “Investment Amount”). The Investment Amount is payable by check made payable to the order of “Summer Energy Holdings, Inc.” or by wire transfer of immediately available funds delivered contemporaneously herewith as follows:

Bank Name:	_____________
Bank Address:	_____________
_____________
ABA/Routing #	_____________
Acct #:	_____________
Acct Name:	Summer Energy Holdings, Inc.

FBO:
(Investor Name)

2.           Closing.

2.1.            The closing shall be held at a mutually convenient time and place as the Company and the Investor mutually agree upon, orally or in writing (which time and place are designated as the “Closing”; the date of the Closing referred to hereinafter as the “Closing Date”).

2.2.           At Closing, the Company shall deliver, or cause to be delivered promptly thereafter, to Investor (i) a stock certificate representing the Common Stock purchased by Investor, (ii) a Warrant representing the warrants purchased by Investor and (iii) an unsecured promissory note payable to Investor in the principal amount of $100,000, against delivery to the Company by the Investor of payment therefor by check or by wire transfer.  The Company and Investor shall also deliver such other documents as are called for herein.

3.           Representations and Warranties of the Company.  The following representations and warranties are qualified in their entirety by the SEC Filings, as defined below.  Should any representation or warranty of the Company contain any term that contradicts anything in the SEC Filings, the SEC Filing shall control.  Accordingly, the Company hereby represents and warrants to the Investor that as of the Closing Date, and subject to the aforementioned qualification that:

3.1.           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties.

3.2.           Authorization.  The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Units and the shares of Common Stock and Unit Warrant included therein, as well as the Loan Warrant and Warrant Shares.  The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.3.           Valid Issuance.  The Common Stock, the Warrant, the Note and the transaction contemplated hereby have each been duly and validly authorized.  Upon the due exercise of the Warrant, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investor.  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investor.

3.4.           Consents.  The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been or will be made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.  Subject to the accuracy of the representations and warranties of Investor set forth in Section 4 hereof, the Company has taken and will take all action necessary to exempt (i) the issuance and sale of the Common Stock and Warrant, (ii) the issuance of the Warrant Shares upon due exercise of the Warrant, (iii) the issuance of the Note, and (iv) the other transactions contemplated by the Transaction Documents from any provision of the Company’s Articles of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investor as a result of the transactions contemplated hereby.  For purposes of this Agreement, “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein

3.5.           Delivery of SEC Filings; Business.  The Company has made available to the Investor through the EDGAR system  maintained by the SEC, true and complete copies of the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2013, the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2014, and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934 (collectively, the “SEC Filings”).  Investor is encouraged to carefully review the SEC Filings, including the specific Risk Factors set forth therein.  At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.6.           Use of Proceeds.  The net proceeds of the issuance and sale of the Common Stock and the Warrant, and from the Loan hereunder shall be used by the Company for working capital and general corporate purposes.  Proceeds received pursuant to this Agreement shall be immediately available to the Company for its use.

3.7.           No Conflict, Breach, Violation or Default.  The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investor through the EDGAR system), or (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iii) any agreement or instrument to which the Company is a party or by which the Company is bound.

3.8.           Financial Statements.  The financial statements included in the SEC Filings present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) (except as may be disclosed therein or in the notes thereto).

3.9.           No Directed Selling Efforts or General Solicitation.  Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the 1933 Act) in connection with the offer or sale of any of the Securities.

3.10.           Private Placement.  Subject to the accuracy of the representations and warranties of Investor set forth in Section 4 hereof, the offer and sale of the Securities to the Investor as contemplated hereby is exempt from the registration requirements of the 1933 Act.

4.           Representations, Warranties and Acknowledgements of the Investor.  Investor hereby represents and warrants to the Company, and acknowledges that:

4.1.           Authorization.  Investor: (i) if a natural person, represents that the Investor has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational or trust documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Investor is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which it is bound.

4.2.           Purchase Entirely for Own Account.  The Securities to be received by Investor hereunder will be acquired for Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to Investor’s right at all times to sell or otherwise dispose of all or any part of Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by Investor to hold the Securities for any period of time.  Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

4.3.           Investment Experience.  Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.4.           Disclosure of Information.  Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  Investor acknowledges receipt of copies of the SEC Filings via the EDGAR system of the Securities and Exchange Commission (www.sec.gov).  Neither such inquiries nor any other due diligence investigation conducted by Investor shall modify, amend or affect Investor’s right to rely on the Company’s representations and warranties contained in this Agreement; provided, Investor shall not rely on representations except those expressly set forth in this Agreement.

4.5.           Restricted Securities.  The Common Stock and Warrant to be purchased hereunder will not be registered and shall be characterized as “restricted securities” under the federal securities laws, and under such laws such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  Each certificate evidencing Common Stock to be issued hereunder shall bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY  NOT  BE  SOLD,  TRANSFERRED,  ASSIGNED  OR  HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT OR THE ISSUER RECEIVES AN OPINION OF  COUNSEL  FOR  THE  HOLDER  OF  THESE  SECURITIES  REASONABLY SATISFACTORY TO THE ISSUER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

In addition, the Warrant issued hereunder shall bear a legend in substantially the following form:

NEITHER  THIS  SECURITY  NOR  THE  SECURITIES  INTO  WHICH  THIS SECURITY  IS  EXERCISABLE  HAVE  BEEN  REGISTERED  WITH  THE SECURITIES   AND   EXCHANGE   COMMISSION   OR   THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES  LAWS  AS  EVIDENCED  BY  A  LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

The Investor acknowledges and agrees that, as “restricted securities,” the Common Stock to be purchased by it may not be transferred, hypothecated, sold or otherwise disposed of until (i) a registration statement with respect to such securities is declared effective under the 1933 Act, or (ii) the Company receives an opinion of counsel for the holder(s) of such Common Stock, reasonably satisfactory to counsel for the Company, that an exemption from the registration requirements of the 1933 Act is available.

4.6.           Accredited Investor.  Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act (“Accredited Investor”).  By initialing the appropriate space(s) below, Investor hereby represents that Investor falls into one of the following categories:

_____   (a)   a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity;

_____  (b)   a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

_____  (c)   an insurance company as defined in Section 2(13) of the Act;

_____  (d)   an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”);

_____  (e)   a business development company as defined in Section 2(a)(48) of the Investment Company Act;

_____  (f)   a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_____  (g)   a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____  (h)   an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if either:

_____  (i)   the investment decision is made by a plan fiduciary, asdefined in Section 3(21) of ERISA, which is either a bank, savings andloan association, insurance company or registered investment adviser,

_____  (ii)  the employee benefit plan has total assets in excess of$5,000,000, or

_____  (iii) the plan is a self-directed plan with investment decisionsmade solely by Persons that are Accredited Investors;

_____ (i)   a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (j)   an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, a Massachusetts or similar business trust, or a partnership, in each case, not formed for the specific purpose of making an investment in the Company, and in each case, with total assets in excess of $5,000,000;

_____  (k)   a director or executive officer of the Company issuing the Securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer;

_____  (l)   a natural person whose individual net worth, or joint net worth with his or her spouse (excluding the value of the person’s primary residence and any amount of debt secured by his or her primary residence incurred within the past 60 days), at the time of his or her purchase exceeds $1,000,000;

_____  (m)  a natural person who has an individual income in excess of $200,000 in each of the two most recent years or joint income with that Person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____  (n)   a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of making an investment in the Company whose purchase of the Securities offered is directed by a sophisticated  Person as described in Rule 506(b)(2)(ii) of Regulation D; or

_____  (o)  an entity in which all of the equity owners are Accredited Investors.

4.7.           No General Advertisement.  Investor did not learn of the investment in the Securities as a result of any public advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or internet or presented at any seminar or other general advertisement.  Rather, Investor learned of the investment in the Securities through its prior contact with the Company, its agents and/or its affiliates.

4.8.           Prohibited Transactions.  During the last thirty (30) days prior to the date hereof, neither Investor nor any affiliate of Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to Investor’s investments or trading or information concerning Investor’s investments, including in respect of the Securities, or (z) is subject to Investor’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”).  Prior to the earliest to occur of (i) the date that the Registration Statement (as defined in the Registration Rights Agreement) is declared effective by the SEC or (ii) the date on which the Registration Statement is required to be declared effective by the SEC under the terms of the Registration Rights Agreement, Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction.

4.9.           Unsecured Debt.  The Investor acknowledges and agrees that the Note is an unsecured obligation of Company and no collateral has been pledged or granted by Company or any other party to secure repayment of the Note.

5.           Conditions to Closing.

5.1.           Conditions to the Investor’s Obligations. The obligation of Investor to purchase the Common Stock and the Warrant and to make the Loan at the Closing is subject to the fulfillment to Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by Investor:

(a)           The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)           The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(c)           The Company shall have executed and delivered the Registration Rights Agreement and the Note.

(d)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(e)           No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

5.2.           Conditions to Obligations of the Company.  The Company’s obligation to sell and issue the Common Stock and the Warrant and to issue the Note at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           The representations, warranties and acknowledgements made by the Investor in Section 4 hereof (the “Investor Representations”), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date.  The Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)           The Investor shall have executed and delivered the Registration Rights Agreement.

(c)           The Investor shall have delivered the Investment Amount to the Company.

6.           Covenants and Agreements of the Company.

6.1.           Reservation of Common Stock.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrant, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrant issued pursuant to this Agreement in accordance with their respective terms.

6.2.           Reports.  The Company will furnish to the Investor and/or its assignees such information relating to the Company and any subsidiaries as from time to time may reasonably be requested by the Investor and/or its assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investor, or to advisors to or representatives of the Investor, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

6.3.           No Conflicting Agreements.  The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investor under the Transaction Documents.

6.4.           Compliance with Laws.  The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

6.5.           Termination of Covenants.  The provisions of Sections 6.2 through 6.4 shall terminate and be of no further force and effect on earlier to occur of (i) the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate; or (ii) Rule 144 becoming available to the Investor with respect to the resale of the applicable Securities then held by Investor.

6.6.           Removal of Legends.  Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) Rule 144 becoming available to the Investor with respect to the resale of the applicable Securities then held by Investor, at Investor’s written request the Company shall (A) deliver to the transfer agent for the Common Stock (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Investor that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by the Investor that Investor has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement and, if applicable, in accordance with any prospectus delivery requirements, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act.  From and after the earlier of such dates, upon Investor’s written request, the Company shall promptly cause certificates evidencing the Investor’s Common Stock and Warrant to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrant shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares.

7.           Survival and Indemnification.

7.1.           Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

7.2.           Indemnification.

(a)           By the Company.  For a period of 12 months following the Closing, the Company agrees to indemnify and hold harmless Investor and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.  Notwithstanding the foregoing, the Company’s obligations under this Section shall be limited to the aggregate amount of the Common Stock held by Investor.  Furthermore, the Company shall only be liable to Investor due to a direct result of the Company’s breach of its obligations contained in this Agreement should Investor make a claim against it for diminution in stock as a loss for which indemnification is sought.

(b)           By the Investor.  Investor agrees to indemnify and hold harmless the Company and its affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which the Company may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of Investor under the Transaction Documents, and will reimburse the Company for all such amounts as they are incurred by the Company.

8.           Miscellaneous.

8.1.           Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investor, as applicable, provided, however, that Investor may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company, after notice duly given by Investor to the Company, provided, that no such assignment or obligation shall affect the obligations of Investor hereunder.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and transmitted via electronic transmission, which shall be deemed an original.

8.3.           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4.           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Summer Energy Holdings, Inc.
800 Bering Drive, Suite 260
Houston, Texas 77057
Attention:  Chief Financial Officer

With a copy to:

Kirton McConkie, PC
60 E. South Temple, Suite 1800
Salt Lake City, Utah 84111
Attention:  Alexander N. Pearson, Esq.

If to the Investor:

to the addresses set forth on the signature page hereto.

8.5.           Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.  In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party which does not prevail in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

8.6.           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

8.7.           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.8.           Entire Agreement.  This Agreement, including the other Transaction Documents, constitutes the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.9.           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.10.           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Harris County, Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

8.11.           Company Acceptance.  This Agreement is not binding on the Company unless and until the Company executes the signature page set forth below.

 [signature page follows]

The undersigned has (have) executed this Securities Purchase Agreement on this   day of   2015.

The Investor:

Signature Individual or Entity Name (and Title, if applicable) Address Federal Identification or Social Security No. State of Domicile/Organization/Incorporation	Signature of Spouse/Partner (if applicable) Name Address Federal Identification or Social Security No.

Additional Information for Notice:	Facsimile:
Email:

IN WITNESS WHEREOF, the Company has executed this Securities Purchase Agreement or caused its duly authorized officer to execute this Agreement as of the date set forth below.

The Company:                                                                SUMMER ENERGY HOLDINGS, INC.

By: ___________________________________
Name:
Title:

Date of Execution: __________________, 2015

EXHIBIT A

Form of Warrant

NEITHER  THIS  SECURITY  NOR  THE  SECURITIES  INTO  WHICH  THIS SECURITY  IS  EXERCISABLE  HAVE  BEEN  REGISTERED  WITH  THE SECURITIES   AND   EXCHANGE   COMMISSION   OR   THE   SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR  IN  A  TRANSACTION  NOT  SUBJECT  TO,  THE  REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE  STATE  SECURITIES  LAWS  AS  EVIDENCED  BY  A  LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON MARCH 12, 2020, (THE “EXPIRATION DATE”).

No. __________	March 12, 2015

SUMMER ENERGY HOLDINGS, INC.

WARRANT TO PURCHASE 200,000 SHARES OF
COMMON STOCK

FOR VALUE RECEIVED, _________________ (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant (the “Warrant”), from Summer Energy Holdings, Inc., a Nevada corporation (“Company”), at any time after the date hereof (the “Initial Exercise Date”) and not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $1.50 (the exercise price in effect being herein called the “Warrant Price”), 200,000 shares (“Warrant Shares”) of the Company’s Common Stock (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.

This Warrant is issued by the Company pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) of even date herewith among the Company and Warrantholder.

B.           Record Keeping.  The Company shall maintain books for the transfer and registration of the Warrant for purposes of the Company’s books and records.  Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder on the Company’s books and records.

C.           Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

D.           Exercise of Warrant.

1.           Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time after the Initial Exercise Date and prior to the Expiration Date, upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the “Notice of Exercise”) and payment by cash, certified check or wire transfer of funds, or pursuant to a cashless exercise pursuant to Section 3(c) below, of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder).  The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company), the Warrant Price shall have been paid and the completed Notice of Exercise shall have been delivered.  Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Notice of Exercise.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised.  As used herein, “business day” means a day, other than a Saturday or Sunday, on which banks in New York City, New York are open for the general transaction of business.  Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in the Purchase Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.  Notwithstanding the foregoing, to effect the exercise of the Warrant hereunder, the Warrantholder shall not be required to physically surrender this Warrant to the Company unless the entire Warrant is exercised.  The Warrantholder and the Company shall maintain records showing the amount exercised and the dates of such exercise.  The Warrantholder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provision of the paragraph, following exercise of a portion of the Warrant, the number of Warrant Shares of this Warrant may be less than the amount stated on the face hereof.

2.

2.1.           Subject to the provisions of this Section 3, if there is (A) registration statement filed by the Company and declared effective by the SEC registering the resale of the Warrant Shares by the Warrantholder, and (B) the closing bid price of the Common Stock for each of twenty (20) consecutive Trading Days (which period shall not have commenced until after such registration statement shall have been declared effective by the SEC) equals or exceeds $4.00 per share (the “Threshold Price”) (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Purchase Agreement), then the Company may, within ten (10) Trading Days of such period, call for cancellation of all or any portion of this Warrant for which a Notice of Exercise has not yet been delivered (such right, a “Call”). To exercise this right, the Company must deliver to the Warrantholder an irrevocable written notice (a “Call Notice”), indicating therein the unexercised portion of this Warrant to which such notice applies. If the conditions set forth below for such Call are satisfied, from the period from the date of the Call Notice through and including the Call Date (as defined below), then any portion of this Warrant subject to such Call Notice for which a Notice of Exercise shall not have been received from and after the date of the Call Notice will be cancelled at 6:30 p.m. (Eastern Time) on the sixtieth (60th) Trading Day after the date the Call Notice is received by the Warrantholder (such date, the “Call Date”). Any unexercised portion of this Warrant to which the Call Notice does not pertain will be unaffected by such Call Notice. In furtherance thereof, the Company covenants and agrees that it will honor all Notices of Exercise with respect to Warrant Shares subject to a Call Notice that are tendered from the time of delivery of the Call Notice through 8:30 p.m. (Eastern Time) on the Call Date.

2.2.           The parties agree that any Notice of Exercise delivered following a Call Notice shall first reduce to zero the number of Warrant Shares subject to such Call Notice prior to reducing the remaining Warrant Shares available for purchase under this Warrant. For example, if (x) this Warrant then permits the Warrantholder to acquire 100 Warrant Shares, (y) a Call Notice pertains to 75 Warrant Shares, and (z) prior to 6:30 p.m. (Eastern Time) on the Call Date the Warrantholder tenders a Notice of Exercise in respect of 50 Warrant Shares, then (1) on the Call Date the right under this Warrant to acquire 25 Warrant Shares will be automatically cancelled, (2) the Company, in the time and manner required under this Warrant, will have issued and delivered to the Warrantolder 50 Warrant Shares in respect of the exercise following receipt of the Call Notice, and (3) the Warrantholder may, until the Termination Date, exercise this Warrant for 25 Warrant Shares (subject to adjustment as herein provided and subject to subsequent Call Notices). Subject again to the provisions of this Section 3(b), the Company may deliver subsequent Call Notices for any portion of this Warrant for which the Warrantholder shall not have delivered a Notice of Exercise. Notwithstanding anything to the contrary set forth in this Warrant, the Company may not deliver a Call Notice or require the cancellation of this Warrant (and any Call Notice will be void), unless, from the beginning of the twenty (20) consecutive Trading Days used to determine whether the Common Stock has achieved the Threshold Price through the Call Date, (i) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by 6:30 p.m. (Eastern Time) on the Call Date, (ii) the registration statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Warrantholder for the resale of all such Warrant Shares and (iii) the Common Stock shall be listed or quoted for trading on the Trading Market.

2.3.            For purposes of this Warrant, a “Trading Day” means (i) a day on which the Common Stock is traded or quoted on the NASDAQ, the NYSE Amex Equities Exchange, the New York Stock Exchange, or the OTC Bulletin Board, or any successor exchange to the foregoing (each a “Trading Market”), or (ii) if the Common Stock is not traded or quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink OTC Markets Inc. (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not traded or quoted as set forth in (i), and (ii) hereof, that Trading Day shall mean a business day.

3.           Subject to the provisions hereof, the Warrantholder may effect one or more cashless exercises by surrendering Warrants to the warrant agent or such other agent as designated by the Company and giving written notice that the Warrantholder wishes to effect a cashless exercise by surrendering some Warrants without exercise, upon which the Company shall issue, or cause to be issued, to the Warrantholder up to the number of Warrant Shares determined as follows:

X           =           Y x (A-B)/A

where:

X           =           the maximum number of Warrant Shares that may be issued to the Warrantholder;

Y           =           the number of Warrant Shares with respect to which the Warrant Certificates are being exercised;

A           =           the Market Price as of the Date of Exercise; and

B           =           the Exercise Price.

“Market Price” of a share of Common Stock on any date shall mean, (i) if the shares of Common Stock are listed on any national securities exchange, the average sale price of the Common Stock reported by such exchange during the twenty (20) Trading Day period to such date; (ii) if the shares of Common Stock are not quoted on a any such market or listed on any such exchange and the shares of Common Stock are traded in the over-the-counter market, the average price reported by the OTC Bulletin Board during the twenty (20) Trading Day period to such date; (iii) if the shares of Common Stock are not quoted on a any such market, listed on any such exchange or quoted on the OTC Bulletin Board, then the average price quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices) during the twenty (20) Trading Day period to such date; or (iv) if none of clauses (i)-(iii) are applicable, then as determined by mutual agreement of the Company and the Warrantholder; or if the Company and the Warrantholder are unable to agree on a Market Price, either party may submit the matter to arbitration as provided herein.

“Date of Exercise” means the date on which the Company has received from Warrantholder (i) the Warrant, and (ii) a written notice of election to exercise signed by Warrantholder and indicating the number of Warrant Shares to be purchased.

The rights granted herein shall not in any way limit any other remedies that a Warrantholder may have under the Registration Rights Agreement of even date herewith (the “Registration Rights Agreement”) or in any other agreement or any other remedies that may be available pursuant to applicable law for breach by the Company of the Registration Rights Agreement.

4.           Company’s Failure to Timely Deliver Securities.  If within seven (7) Trading Days after the Company’s receipt of the facsimile copy of a Notice of Exercise the Company shall fail to issue and deliver a certificate to the Warrantholder and register such shares of Common Stock on the Company’s share register or credit the Warrantholder’s balance account with the Depository Trust & Clearing Corporation for the number of shares of Common Stock to which the Warrantholder is entitled upon the Warrantholder’s exercise hereunder or pursuant to the Company’s obligation set forth in clause (ii) below, and if on or after such Trading Day the Warrantholder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Warrantholder of shares of Common Stock issuable upon such exercise that the Warrantholder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within six (6) business days after the Warrantholder’s request and in the Warrantholder’s discretion, either (i) pay cash to the Warrantholder in an amount equal to the Warrantholder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Warrantholder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Warrantholder a certificate or certificates representing such shares of Common Stock or credit such Warrantholder’s balance account with DTC and pay cash to the Warrantholder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Market Price on the date of exercise.

E.           Compliance with the Securities Act of 1933. This Warrant may only be exercised by the Warrantholder if the Warrantholder is an “accredited investor” as defined by Rule 501 of Regulation D.  The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

F.           Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

G.           Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

H.           Reservation of Common Stock.  At any time when this Warrant is exercisable, the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, at least a number of shares of Common Stock equal to 120% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of all of this Warrant then outstanding.  The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

I.           Adjustments.

1.           If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above.  Such adjustments shall be made successively whenever any event listed above shall occur.

2.           If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

3.           In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date.

4.           An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

5.           In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

6.           To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive provided however, that the Warrant Price may not be decreased below the Market Price on the date of the execution of the Purchase Agreement.  Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.

J.           Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price (determined in accordance with Section 3(b)) of such fractional share of Common Stock on the date of exercise.

K.           Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

L.           Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

M.           Identity of Transfer Agent.  The Transfer Agent for the Common Stock is Colonial Stock Transfer in Salt Lake City, Utah.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

N.           Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given and received as hereinafter described (i) if given by personal delivery, then such notice shall be deemed received upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed received upon receipt of confirmation of complete transmittal, (iii) if given by certified mail return receipt requested, then such notice shall be deemed received upon the day such return receipt is signed, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  Copies of such notices shall also be transmitted by email to the email address provided for on the signature page of the Purchase Agreement.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Summer Energy Holdings, Inc.
800 Bering Drive, Suite 260
Houston, Texas 77057
Attention:  Chief Financial Officer

With a copy to (which copy shall not constitute notice):

Kirton | McConkie
60 E. South Temple, Suite 1800
Salt Lake City, UT 84111
Attention:  Alexander N. Pearson

O.           Registration Rights.  The initial Warrantholder (and its applicable assignees as provided in the Registration Rights Agreement) is entitled to the benefit of certain piggyback registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement.

P.           Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Q.           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without reference to the choice of law provisions thereof.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Harris County, Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

R.           Dispute Resolution.  In the case of a dispute as to the determination of the Market Price, the Company shall submit the disputed determinations via facsimile to the Warrantholder.  If the Warrantholder and the Company are unable to agree upon such determination of the Market Price within three business days of such disputed determination being submitted to the Warrantholder, then the Company shall, within two business days, submit via facsimile the disputed determination of the Market Price to an independent, reputable investment bank selected by the Company and approved by the Warrantholder.  The Company shall cause at its expense the investment bank to perform the determinations and notify the Company and the Warrantholder of the results no later than ten business days from the time it receives the disputed determinations or calculations.  Such investment bank’s determination shall be binding upon all parties absent demonstrable error.

S.           No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

T.           Amendment; Waiver.  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the Warrantholder.

U.           Remedies; Other Obligations; Breaches and Injunctive Relief.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Warrantholder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Warrantholder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Warrantholder shall be entitled, in addition to all other available remedies, an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

V.           Section Headings.  The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the _____ day of __________________, 2015.

SUMMER ENERGY HOLDINGS, INC.

By:
Name:
Title:

APPENDIX A

SUMMER ENERGY HOLDINGS, INC.
NOTICE OF EXERCISE FORM

To Summer Energy Holdings, Inc.:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by certified mail to the above address, or electronically (provide DWAC Instructions):

_____________________________________

_____________________________________

_____________________________________

or other (specify):

_____________________________________

_____________________________________

_____________________________________

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

[signatures on following page]

Dated: ___________________, ____
Signature

Individual or Entity Name (and Title, if applicable)

Address

Federal Identification or Social Security No.

Note:  The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.

Signature of Spouse/Partner (if applicable) Name (please print) Address Federal Identification or Social Security No. Assignee:

EXHIBIT B

Form of Promissory Note

$100,000 Houston, Texas
March 12, 2015

FOR VALUE RECEIVED, Summer Energy Holdings, Inc., a Nevada corporation (“Company”), promises to pay to __________________ (the “Investor”), or his order, at _____________________ or at such other place as the Investor may from time to time designate in writing, the sum of One Hundred Thousand Dollars ($100,000), in lawful money of the United States, plus interest calculated as set forth below (the “Loan”):

1.           Interest.  Interest shall accrue on this promissory note (this “Note”) at the rate of fifteen percent (15.0%) per annum.  Interest will be calculated for the actual number of days the principal is outstanding and based on a three hundred sixty five (365) day year.

2.           Payments.  Company shall be required to make quarterly interest-only payments throughout the term of this Note on the last day of each calendar quarter commencing June 30, 2015.  The entire unpaid principal balance of the Loan, together with any accrued interest and other unpaid charges or fees hereunder, shall be due and payable on or before the Maturity Date (as defined below).

3.           Purchase Agreement.  This Note is made pursuant to that certain Securities Purchase Agreement of even date herewith between Company and Investor, as amended (the “Purchase Agreement”), wherein Investor represented and warranted that, among other things, Investor is an “accredited investor” as defined in Rule 501(a) of the Securities Act of 1933, as amended, and that Investor has had an opportunity to evaluate an investment in the Company and to ask question and receive answers from Company regarding the terms and conditions of Investor’s investment in the Company.

4.           Maturity Date.  Absent the occurrence of an Event of Default hereunder and the acceleration thereafter by Investor, the principal and interest and all other amounts payable by Company under the terms of this Note shall be due and payable in full on or before September 12, 2016 (the “Maturity Date”).  If the Maturity Date should fall (whether by acceleration or otherwise) on a day that is not a business day, payment of the outstanding amounts shall be made on the next succeeding business day.

5.           Prepayment.  Company may prepay the Loan, in whole or in part, at any time without penalty or premium.

6.           No Security.  This Note is an unsecured obligation of Company and no collateral has been pledged or granted by Company or any other party to secure repayment of this Note.

7.           Event of Default.  The occurrence of any of the following shall be deemed to be an event of default (“Event of Default”) hereunder:

(a)           Failure by Company to pay any monetary amount within thirty (30) days of its due date;

(b)           Failure by Company to perform any other obligation under this Note, and failure to cure such default within thirty (30) days after written notice from Investor;

(c)           Default by Company in any of its obligations under the Purchase Agreement; or

(d)           A bankruptcy petition is filed or made by Company or a bankruptcy filing is made against Company and such involuntary petition is not dismissed within sixty (60) days.

8.           Remedies.  Upon the occurrence of an Event of Default, and after any applicable notice period, at the option of the Investor, the entire principal amount of this Note together with all accrued interest thereon, if any, shall, without demand or notice, immediately become due and payable.  Upon the occurrence of an Event of Default (and so long as such Event of Default shall continue), the entire principal amount of this Note, together with all accrued interest thereon, if any, all other amounts due, and any judgment for the principal, interest, if any, and other amounts shall bear interest at the rate of 18% per annum.  No delay or omission on the part of the Investor in exercising any right under this Note shall operate as a waiver of such right.

9.           Waiver.  Company hereby waives diligence, demand for payment, presentment for payment, protest, notice of nonpayment, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and notice of nonpayment, and all other notices or demands of any kind and expressly agrees that, without in any way affecting the liability of Company, the Investor may extend any Maturity Date or the time for payment of any installment due hereunder, accept additional security, and release any security or guaranty.

10.           Change, Discharge, Termination, or Waiver.  No provision of this Note may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought.  No failure on the part of the Investor to exercise and no delay by the Investor in exercising any right or remedy under this Note or under the law shall operate as a waiver thereof.

11.           Attorney’s Fees.  If any Event of Default occurs, Company promises to pay all costs of enforcement and collection and preparation therefor, including but not limited to, reasonable attorneys’ fees, whether or not any action or proceeding is brought to enforce the provisions hereof (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings, whether at the trial or appellate level) or with regard to any arbitration proceeding.

12.           Severability.  If any provision of this Note is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect.

13.           Number and Gender.  In this Note the singular shall include the plural and the masculine shall include the feminine and neuter gender, and vice versa.

14.           Headings.  Headings at the beginning of each numbered section of this Note are intended solely for convenience and are not part of this Note.

15.           Choice of Law.  This Note shall be governed by and construed in accordance with the laws of the state of Texas without giving effect to conflict of laws principles.

16.           Time of the Essence.  Time is of the essence with regard to each provision of this Note as to which time is a factor.

IN WITNESS WHEREOF, Company has executed and delivered this Note this ___ day of March, 2015.

COMPANY:

Summer Energy Holdings, Inc.

By: ____________________________

Its: ____________________________

EXHIBIT C

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into by and among Summer Energy Holdings, Inc., a Nevada corporation (the “Company”), and the “Investor” signatory hereto and who has executed and delivered to the Company a Securities Purchase Agreement to purchase certain securities described therein.

The parties hereby agree as follows:

W.           Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock and any securities into which such shares may hereinafter be reclassified.

“Investor” shall mean the Investor indentified in a subscription agreement or Purchase Agreement and who is signatory to this Agreement.

“Issuable Shares” shall mean the shares of Common Stock and the shares of Common Stock issuable upon the exercise of the Warrants.

“Prospectus” shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” shall mean that certain Securities Purchase Agreement by and between Investor and the Company, of even date herewith, for the purchase of Common Stock and a Warrant.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Issuable Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (a) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the 1933 Act, (c) such securities shall have ceased to be outstanding, or (d) such securities are saleable under Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the public offering of any Registrable Securities, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rights Holder” shall mean the Investor, and “Rights Holders” shall mean those persons who have executed either a subscription agreement or a Purchase Agreement to purchase securities consisting of Common Stock and Warrants of the Company during offerings made by the Company during calendar year 2015.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Warrant” shall mean the Warrant to purchase shares of Common Stock issued to the Investor.

“1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

X.           Piggy-Back Registration Only.

1.           In the event the Company proposes to register any of its stock or other securities under the 1933 Act in connection with the public offering of such securities solely for cash, it will, prior to such filing, give written notice to all Rights Holders of its intention to do so.  Upon the written request of a Rights Holder given within ten (10) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use commercially reasonable efforts to cause all Registrable Securities which the Company has been requested by such Rights Holder to register to be registered under the 1933 Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rights Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to the Rights Holder.

2.           If the registration for which the Company gives notice pursuant to Section 2(a) is a registered public offering involving an underwriting, the Company shall so advise the Rights Holders as part of the written notice given pursuant to Section 2(a).  In such an event, the right of any Rights Holder to include its Registrable Securities in such registration pursuant to this Section 2 shall be conditioned upon such Rights Holder’s participation in such underwriting on the terms set forth herein.  All Rights Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company.

Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the Company may limit the number of Registrable Securities to be included in such registration and underwriting to not less than thirty (30) percent of the aggregate number of shares to be underwritten.  The Company shall so advise all Rights Holders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner.  The number of shares that may be included in such registration and underwriting shall be allocated among all Rights Holders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Securities which they held at the time the Company gives the notice specified in Section 2(a).  If any Rights Holder would thus be entitled to include more securities than such Rights Holder requested to be registered, the excess shall be allocated among the other requesting Rights Holders pro-rata in the manner described in the preceding sentence.  If any Rights Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

Y.           Registration.

1.           Registration Statements.  If and whenever the Company elects to effect the registration of any Registrable Securities under the 1933 Act, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of securities equaling 100% of the Registrable Securities.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A (the “Plan of Distribution”).  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Rights Holders and their counsel prior to its filing or other submission.  The Company shall have the right to terminate or withdraw any registration initiated by it hereunder prior to the effectiveness of such registration whether or not any Rights Holders have elected to include Registrable Securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company.

2.           Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, and listing fees, fees and expenses of one counsel to represent the Rights Holder and other similarly situated Rights Holders (not to exceed $15,000) and the Rights Holders’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

3.           Effectiveness.

3.1.           In the event the Company elects to file a Registration Statement, the Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable.  Any request for acceleration of the Registration Statement shall seek effectiveness at 5:00 p.m., New York time, or as soon thereafter as practicable.  The Company shall notify the Rights Holders by facsimile or e-mail as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, shall file with the SEC under Rule 424 a final Prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, and shall advise the Rights Holders in writing that either (i) it has complied with the requirements of Rule 172 or (ii) it is unable to satisfy the conditions of Rule 172 and, as a result, Rights Holders are required to deliver a copy of the Prospectus in connection with any sales of Registrable Securities (in which case, the Company shall deliver to the Rights Holders a copy of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby).

3.2.           For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Rights Holders in writing of the existence of (but in no event, without the prior written consent of a Rights Holder, shall the Company disclose to the Rights Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Rights Holder in writing and obtain the written agreement of such Rights Holder to maintain the strictest confidentiality regarding any material non-public information of which such Rights Holder may become aware, (c) to cease all purchases and sales under the Registration Statement until the end of the Allowed Delay, and (d) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

4.           Limitation on Damages. In no event shall the Company be liable for total, aggregate damages in excess of an aggregate of 6.0% of the aggregate amount invested by the Rights Holders pursuant to the Purchase Agreement; and (ii) in no event shall damages payable to any Rights Holder exceed 6% of the aggregate amount invested by such Rights Holder.

Z.           Company Obligations.  In the event the Company elects to file a Registration Statement, the Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

1.           use commercially reasonable efforts to cause such Registration Statement to become effective at 5:00 p.m., New York time, or as soon thereafter as practicable and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act (the “Effectiveness Period”) and advise the Rights Holders in writing when the Effectiveness Period has expired;

2.           prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

3.           furnish to each of the Rights Holders and their collective, single designated legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Rights Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Rights Holder that are covered by the related Registration Statement;

4.           use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

5.           prior to any public offering of Registrable Securities, use commercially reasonable efforts to (i) register or qualify or cooperate with the Rights Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Rights Holders and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), (iii) file a general consent to service of process in any such jurisdiction; or (iv) provide any undertakings that cause material expense or burden to the Company;

6.           use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

7.           immediately notify the Rights Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

8.           otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Rights Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Rights Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 4(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

9.           With a view to making available to the Rights Holders the benefits of Rule 144 of the 1933 Act (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Rights Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:  (i) use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 without regard to any volume limitation requirements under Rule 144 or (B) such date as all of the Registrable Securities shall have been resold; (ii) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Rights Holder upon request, as long as such Rights Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Rights Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

AA.           Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Rights Holders, advisors to and representatives of the Rights Holders (who may or may not be affiliated with the Rights Holders and who are reasonably acceptable to the Company), all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Rights Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Rights Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Rights Holders, or to advisors to or representatives of the Rights Holders, unless prior to disclosure of such information the Company: (a) identifies such information as being material nonpublic information and provides the Rights Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Rights Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto; and (b) advises the Rights Holder in writing to cease all purchases and sales under the Registration Statement until such information has become public information for not less than four (4) business days.

BB.           Obligations of the Rights Holders.

1.           Should the Company, in its sole discretion, decide to file a Registration Statement, each Rights Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the provisions of this Agreement to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including a completed questionnaire in the form attached hereto as Exhibit B.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Rights Holder of the information the Company requires from such Rights Holder if such Rights Holder elects to have any of the Registrable Securities included in the Registration Statement.  A Rights Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Rights Holder elects to have any of the Registrable Securities included in the Registration Statement.

2.           Each Rights Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Rights Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

3.           Each Rights Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 3(c)(ii) or (ii) the happening of an event pursuant to Section 4(g) hereof, such Rights Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Rights Holder is advised by the Company that such dispositions may again be made.

4.           Each Rights Holder, advisor to and representative of the Rights Holder (who may or may not be affiliated with the Right Holder) (each, an “Inspector”) will hold in confidence, and will not make any disclosure (except to an Investor) of, any records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party without restriction.  The Company is not required to disclose any confidential information to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the substance of this Section 6(d).  Each Investor will, upon learning that disclosure of confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.  Nothing herein will be deemed to limit the Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

5.           No Investor may participate in any underwritten distribution hereunder unless such Investor (a) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements applicable to such distribution, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities.

CC.           Indemnification.

1.           Indemnification by the Company.  The Company will indemnify and hold harmless each Rights Holder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Rights Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Rights Holder’s behalf and will reimburse such Rights Holder, and each such officer, director, member, employee, agent, successor and assign, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Rights Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and (ii) does not apply to amounts paid in settlement of any loss, claim, damage or liability if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld.

2.           Indemnification by the Rights Holders.  Each Rights Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or any Blue Sky Application or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Rights Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation by the Rights Holder or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Rights Holder or its agents and relating to action or inaction required of the Rights Holder in connection with such registration.  In no event shall the liability of a Rights Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Rights Holder in connection with any claim relating to this Section 7 and the amount of any damages such Rights Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Rights Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.  In addition, a Rights Holder shall not be liable hereunder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Company’s, or any underwriter’s, or their representatives’ failure to send or give a copy of a final Prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of securities to such person or entity if such statement or omission was corrected in such final Prospectus.

3.           Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

4.           Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

DD.           Miscellaneous.

1.           Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the holders of a majority of the then-outstanding Registrable Securities.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the person adversely affected by such action or omission.

2.           Notices.  All notices and other communications provided for or permitted hereunder shall be made as required in the Purchase Agreement.

3.           Assignments and Transfers by Rights Holders.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Rights Holders and their respective successors and permitted assigns.  A Rights Holder may transfer or assign, in whole or from time to time in part, its rights hereunder in connection with the transfer of Registrable Securities by such Rights Holder only if such transferee or assignee receives at least 20,000 Registrable Securities (adjusted for stock splits, stock dividends, stock combinations and similar corporate actions); provided, further, that such transferee or assignee shall execute a copy of this Agreement and that such Rights Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

4.           Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Rights Holder, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Rights Holder, after notice duly given by the Company to each Rights Holder.

5.           Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.           Counterparts; Faxes.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

7.           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.           Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

9.           Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

10.           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

11.           Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Harris County, Texas for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Agreement as of the last date set forth on the signature pages below.

The Company:                                                                SUMMER ENERGY HOLDINGS, INC.

Date: _______________                                              By:_________________________________________
Name:
Title:

The Investor:

Signature Individual or Entity Name (and Title, if applicable) Address Date: _________________, 2015	Signature of Spouse/Partner (if applicable) Name Address

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, unless an exemption therefrom is available.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We will pay all our expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act.

Exhibit B

SELLING SHAREHOLDERS
QUESTIONNAIRE

In connection with the preparation of the Registration Statement on Form S-3 of Summer Energy Holdings, Inc. (the “Company”), it is necessary that the Company obtain from you (“Selling Shareholder”) written verification of certain information required to be disclosed in the Registration Statement.

Please use the utmost care in responding to this Questionnaire.  You should be aware that if the Registration Statement contains any false or misleading statements which are material, under certain circumstances the Company and those in control of the Company, including officers and directors, could be subject to liability.  If the answer to any of the questions is “no,” “none” or “not applicable,” please so indicate.  Please do not leave any questions unanswered.

As used herein, “Fiscal Year” refers to the Company’s fiscal year ended December 31, 2014, and for previous fiscal years.  Other underlined terms are defined in Appendix A to this Questionnaire.

If at any time prior to the effectiveness of the Registration Statement you discover that your answer to any question was inaccurate, or if any event occurring subsequent to your completion hereof and prior to the effectiveness of the Registration Statement would require a change in your answers to any questions, please contact Jaleea George, or her successor, by telephone at (713) 375-2790 immediately.

I hereby acknowledge, by my execution and dating of this Questionnaire in the places indicated below, that my answers to the following questions are true and correct to the best of my information and belief.

INVESTOR:

Dated:                                           Dated:

Signature Individual or Entity Name (and Title, if applicable) Address	Signature of Spouse/Partner (if applicable) Name Address

I
GENERAL INFORMATION

Question 1(a):

Name:  Please set forth the full name of the Selling Shareholder.

Answer:

Question 1(b):

If the Selling Shareholder is not a natural person, please indicate whether the Selling Shareholder is one of the following:

•	a reporting company under the Exchange Act

•	a majority owned subsidiary of a reporting company under the Exchange Act,

•	a registered investment fund under the 1940 Act.

Yes ___________                                           No ____________

Question 1(c):

If the Selling Shareholder is not one of the three above, identify those persons that have voting and investment control over the Company.

Answer:

Question 1(d):

Is the Selling Shareholder an executive officer or director of the Company or 5% or more holder of Company shares of common stock.

Yes ____________                                           No ______________

Question 2:

Family Relationships.  If you have any family relationship, by blood, marriage or adoption not more remote than first cousin, with any director, executive officer, or nominee to become a director or executive officer of the Company, its parent, any of its subsidiaries, or other affiliates, or any individual who has been employed by the Company in the past three years as an executive officer, please identify such relative and describe the nature of the relationship.

Answer:

Question 3:

Is the Selling Shareholder a broker dealer and/or member of the Financial Industry Regulatory Authority (“FINRA”) or a broker dealer’s affiliate and/or member of FINRA?

Yes ___                                No ___

If a Selling Shareholder is a broker dealer and/or member of the FINRA, please indicate whether the Selling Shareholder acquired its securities as compensation for underwriting activities or investment purposes.

Yes ___                                No ___

If a Selling Shareholder is an affiliate of a broker dealer and/or member of the FINRA, please indicate whether this broker dealer’s affiliate:

•	purchased the securities to be resold in the ordinary course of business; and

•	had no agreements or understandings, directly or indirectly, with any person to distribute the securities at the time of their purchase.

Yes ___                                No ___

Is any member of your Immediate Family (by blood, marriage or adoption) a member of the FINRA.

Yes ___                                No ___

If you marked “Yes” to any of the questions above, please briefly describe the facts below, giving the names of the broker dealer and/or member of the FINRA to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, family, etc).

Question 4:

State whether you provide any consulting or other services to the Company.

Yes ___                                No ___

(a)           If you marked “Yes”, please briefly describe such services, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services.

(b)           Please identify any of the following relationships you have with any Member of the FINRA.

None	☐
Advisor	☐
Officer	☐
Director	☐
Trustee	☐
Founder	☐
Registered Representative	☐
5% Stockholder	☐
Employee	☐
Immediate Family	☐
Broker/Dealer	☐
Promoter	☐
Consultant	☐
Finder	☐
Bridge Lender	☐
General Partner	☐
Limited Partner	☐
Equity Investor	☐
Client or Customer	☐
Subordinated Debt Holder	☐
Other	☐

(c)           Please describe the nature of any relationship identified above.  For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with any Member of the FINRA.  Identify the Member of the FINRA:

(d)           State whether you have any oral and/or written agreements with any Member of the FINRA or Person Associated with a Member of FINRA concerning the disposition of your securities of the Company.

Yes ___                                No ___

(e)           If you marked “Yes”, please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

Question 5:

Involvement in Certain Legal Proceedings.  Have any of the following events occurred during the last five years:

(a)           Were you the subject of any order, judgment or decree of any court (not subsequently reversed, suspended or vacated by any court) permanently or temporarily enjoining you (i) from acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”), or an associated person of any of the foregoing; or as an investment advisor, underwriter, broker or dealer in securities; or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company; or from engaging in or continuing any conduct or practice in connection with such activity; or (ii) from engaging in any type of business practice; or (iii) from engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws?

YES _______________ NO _______________

(b)           Were you the subject of any order, judgment or decree of any federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to engage in any activity described in subparagraph (a) above, or to be associated with persons engaged in any such activity?

YES _______________ NO _______________

(c)           Has any court, the SEC, CFTC, NYSE, American Stock Exchange, FINRA or any commodity exchange or NASDAQ imposed a sanction against you or found you to have violated any federal or state securities or commodities laws?

YES _______________ NO _______________

(d)           Do you or any of your associates have any claims against the Company or any of its subsidiaries; or are you or any of your associates a party adverse to the Company or any of its subsidiaries in any legal proceeding; or do you or any of your associates have a material interest adverse to the Company or any of its subsidiaries in any legal proceeding?

YES _______________ NO _______________

II
SECURITY OWNERSHIP

Question 6:  Your Securities Holdings.

(a)           As to each class of equity securities of the Company, its parent or any subsidiary, state the total number of shares or other units beneficially owned by you as of the date hereof.

NUMBER OF SHARES
TITLE OF EQUITY SECURITY	BENEFICIALLY OWNED
(Include warrant, options and convertible debt)

If you listed any warrants, options, convertible debt or other derivative securities that are not fully vested, please set forth the vesting schedule below.

Vesting Schedule(s):

(b)           If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have included in the amount stated in answer to Question 6(a) above under “Number of Shares Beneficially Owned” shares not issued in your name, please provide details as to the nature of such beneficial ownership of such shares or other units and state the amount of shares or units so owned;

Answer:

(c)           If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have excluded from the amount stated in the answer to Question 6(a) above under “Number of Shares Beneficially Owned” shares or units which are issued in your name, please state the amount so excluded and explain why you are not the beneficial owner of such shares or units.

Answer:

(d)           Of the total number of shares or units beneficially owned by you, as reported in answer to Question 6(a), indicate below the amounts as to which you have sole or shared voting or investment power.

	Common Stock	Other (i.e. warrants, options or convertible debt)
Sole voting power
Shared voting power
Sole investment power
Shared investment power

(e)           Does the Selling Shareholder have a registration rights agreement with the Company other than as described in the Purchase Agreement entered into in connection with this questionnaire?

Yes_____________                                           No ______________

If so, attach a copy.

Question 7:  Disclaimer of Beneficial Ownership.

(a)           If you wish to disclaim beneficial ownership of any securities referred to above, please set forth the number of such shares or units, the circumstances upon which the disclaimer of beneficial ownership is based, the name of the person or persons who should be shown as the beneficial owner(s) of such shares or units, and your relationship to that person or those persons.

Answer:

(b)           Do you or any of your affiliates or associates participate in investment decisions made by any nonprofit entity that owns Company securities? If yes, please provide details and indicate whether you disclaim beneficial ownership of such Company securities.

YES _______________ NO _______________

Question 8:

Securities Holdings of Your Relatives.  If any equity securities of the Company, its parent or any subsidiary are beneficially owned by any relative of yours (by blood, marriage or adoption) who shares your home, please indicate below the name of each such relative, your relationship with him or her, and the amount of shares so owned.

Answer:

III
CERTAIN TRANSACTIONS AND RELATIONSHIPS

Question 9:

Transactions with Management.  In the table on the following page, describe any transaction (or series of similar transactions), during the Company’s last three Fiscal Years, or any currently proposed transaction (or series of similar transactions), to which the Company or any of its subsidiaries was or is to be a party, and in which you had or anyone in your immediate family has, a material direct or indirect financial interest.  Identify the person(s) involved and state the nature of your or their interest in the transaction, the amount of the transaction and the amount of your or their interest in the transaction. (Attach a supplemental page if necessary.)

Description of Transaction	Persons Involved	Nature of Interest	Amount of Transaction	Amount of Interest

Question 10:

Indebtedness of Management. If you or any associate of yours has been indebted to the Company or any of its subsidiaries at any time during the Company’s last three Fiscal Years, state: (a) the name of the indebted person; (b) if the indebted person is an associate, the nature of your relationship to that person; (c) the largest aggregate amount of indebtedness outstanding at any time during the Company’s last three Fiscal Years; (d) the nature of the indebtedness and of the transaction in which it was incurred; (e) the amount of indebtedness outstanding as of the latest practicable date (indicating that date); and (f) the rate of interest paid or charged thereon, if any.

Include (with respect to yourself only) any instances where the Company, either directly or indirectly (including through a subsidiary), extended or maintained credit for you, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for you.

Answer:

APPENDIX A
DEFINITIONS OF CERTAIN TERMS
IN QUESTIONNAIRE
(Arranged alphabetically)

1.           “Affiliate.”  An “affiliate” of any entity is a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person (for example, a parent subsidiary or sister corporation).

2.           “Associate.”  “Associate” for the purpose of Question 4 means (1) any corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as a trustee or in a similar fiduciary capacity; and (3) any member of your immediate family.  “Associate” for the purpose of Question 13 means the same as the foregoing, except that subsection (1) shall state “any corporation or organization ... of which you are an executive officer ...”

3.           “Beneficial Ownership.”

a.           General Rule. Under the rules of the SEC, you are deemed to “beneficially own” or be the “beneficial owner” of any security with respect to which you have or share, directly or indirectly, through any contract, arrangement, understanding, relationship, agreement or otherwise: (1) Voting Power (which includes the power to vote, or to direct the voting of, such security); and/or (2) Investment Power (which includes the power to dispose, or to direct the disposition of, such security). You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Some specific applications of the above definition of beneficial ownership are:

(i) Family situations.  Although the determination of beneficial ownership of securities is necessarily a question to be determined in light of the facts of each particular case, family relationships may result in your having, or sharing, the power to vote, or direct the voting of, or dispose, or direct the disposition of, shares held by your family members. In view of the broad definition of “Beneficial Ownership,” it may be prudent to include such shares in your beneficial ownership disclosure and then disclaim beneficial ownership of such securities pursuant to Question 6.

(ii) Shares held by others for your benefit. There are numerous instances in which you may have, or share, voting or investment power (as defined above) over securities, although the securities are held by another person or entity. For example, you may have or share such power in securities held for you or your family members living with you by custodians, brokers, relatives, executors, administrators or trustees; securities held for your account by pledgees; securities owned by a partnership in which you are a member; and securities owned by a corporation which is or should be regarded as a personal holding company of yours or is controlled by you.

(iii) Shares held by you for the benefit of others. Beneficial ownership of securities also includes securities held in your name as a trustee, custodian or other fiduciary where you have, or share, voting or investment power with respect to such securities.

b.           Options and other rights to acquire securities. In addition to being beneficial owner of securities over which you have, or share, voting or investment power, the SEC has determined that you are deemed to be the beneficial owner of a security if you have a right to acquire beneficial ownership of (i.e., the right to obtain or share voting or investment power over) such security at any time within sixty days. Examples of such rights would include the right to acquire: (i) through the exercise of any option, warrant or similar right; (ii) through conversion of any security; or (iii) pursuant to the power to revoke, or the provision for automatic termination of, a trust, discretionary account or similar arrangement. Also, if you have acquired or hold any options, convertible securities or power to revoke such a trust with the “purpose or effect” of changing or influencing control of the Company, you are deemed the beneficial owner of the underlying securities upon such acquisition, without regard to the sixty-day rule stated above.

4.           “Control.”  The term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise. An executive officer or director of a company generally is considered to control that company. It is suggested that, if you are in doubt as to the meaning of “control” in a particular context, you communicate with counsel.

5.           “Equity Security.”  The definition of “equity security” encompasses more than common and preferred stock. It includes for instance convertible debt instruments as well as warrants and options to acquire stock or similar securities. If you have a question as to the proper characterization of your holdings you should consult with the Company’s legal counsel.

6.           “Executive Officer.”  “Executive officer” for the purpose of this Questionnaire means the president of a company, any vice president of it in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions for the company.  Executive officers of subsidiaries may be deemed executive officers of a company if they perform such policy-making functions for the company.

7.           “Group.”  A “group” exists when two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of any issuer.

8.           “Immediate Family.”  “Immediate family” for the purpose of this Questionnaire includes your spouse, parents, children, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

9.           “Officer.”  “Officer” means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and any person routinely performing corresponding functions with respect to any organization whether incorporated or unincorporated.

10.           “Person.”  “Person” for the purpose of this Questionnaire means an individual, a corporation, a partnership, an association, a joint-stock company, a business trust, an unincorporated organization, or any other entity.

11.           “Personal Benefits.”  The SEC’s prior interpretive releases on what the SEC views as a personal benefit or a “perk,” were previously rescinded by Item 402 and as most recently revised, Item 402 does not specifically define “personal benefit.” Item 402, however, does not require disclosure of personal benefits for any individual if the aggregate amount paid to that individual is less than the lesser of (i) $50,000 or (ii) 10% of that individual’s compensation. In general, the position of the SEC has been that benefits which are directly related to job performance, as well as benefits provided to broad categories of employees and which do not discriminate in scope or terms of operation in favor of officers and directors, may be omitted from the calculation of total compensation, while benefits not so related should be disclosed as compensation. If you have any questions, please resolve the issue in favor of disclosure. The Company will review the necessity for disclosure in the proxy statement with its counsel.

12.           “Transaction or Transactions.”  “Transaction” or “transactions” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. No transaction or interest therein need be disclosed where: (a) the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; (b) the transaction involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services; or (c) the interest in question arises solely from the ownership of securities of the Company and the interested party receives no extra or special benefit not shared on a pro-rata basis by all shareholders.